TRANSAMERICA PARTNERS FUNDS GROUP

TRANSAMERICA ASSET ALLOCATION FUNDS

and

TRANSAMERICA PARTNERS INSTITUTIONAL FUNDS GROUP

TRANSAMERICA INSTITUTIONAL ASSET ALLOCATION FUNDS

Supplement dated June 25, 2010 to the Prospectuses dated

May 1, 2010, as previously supplemented

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Transamerica Partners Small Value

Transamerica Partners Institutional Small Value

Effective on or about July 9, 2010, Transamerica Asset Management, Inc. (“TAM”) will terminate its investment sub-advisory agreement with Mesirow Financial Investment Management, Inc. (“Mesirow”) with respect to Transamerica Partners Small Value Portfolio, the underlying mutual fund in which all of the assets of Transamerica Partners Small Value and Transamerica Partners Institutional Small Value are invested, and will enter into a new sub-advisory agreement with Wellington Management Company, LLP (“Wellington”). An information statement describing Wellington and the terms of the new sub-advisory agreement will be mailed to shareholders within 90 days of the change in sub-adviser.

In connection with the change in sub-adviser, the fund’s principal investment strategies will change slightly. The charges are described below.

Effective on or about July 9, 2010, the fund’s principal investment strategies will be as follows:

Principal Investment Strategies: The fund invests in securities through an underlying mutual fund having the same investment goals and strategies.

The fund normally invests primarily in high-quality companies with a track record of attractive rates of profitability that sell at a discount relative to the overall small cap market. Under normal market circumstances, the fund invests at least 80% of its net assets in the securities of companies with small market capitalizations (or small-cap companies) and related investments. The fund considers small-cap companies to be companies with market capitalizations that, at the time of initial purchase, are within the range of capitalization of the companies that are included in either the Russell 2000® Index or the S&P SmallCap 600® Index. As of March 31, 2010, the market capitalizations of companies in the Russell 2000® Index ranged from $11.15 million to $5.59 billion, and the market capitalizations of companies in the S&P SmallCap 600® Index ranged from $250 million to $1.2 billion. Over time, the capitalizations of the companies in the indexes will change. As they do, the size of the companies in which the fund invests may change.

The fund’s equity securities may include common stocks and preferred stocks listed on the New York Stock Exchange and on other national securities exchanges and, to a lesser extent, stocks that are traded over-the-counter. The fund emphasizes common stocks. The fund may also invest in foreign securities.

The fund may use derivatives such as options, futures, swaps and forward currency contracts. The fund generally uses derivatives to attempt to alter investment characteristics of the fund’s portfolio, but they also may be used to generate income.

The fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market securities. Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit.

Effective on or about July 9, 2010, the fund’s sub-adviser and portfolio managers will be as follows:

Management:

Investment Adviser:	Sub-Adviser

Transamerica Asset Management, Inc.	Wellington Management Company, LLP

Portfolio Manager:

Timothy J. McCormack, Portfolio Manager since 2010
Shaun F. Pedersen, involved in portfolio management and securities analysis since 2004

Sub-Advisory Fee

The sub-adviser receives compensation, calculated daily and paid monthly, from TAM at 0.55% of the fund’s average daily net assets.

Portfolio Manager(s)

Effective on or about July 9, 2010, each fund will be managed by:

Name/Year Joined Fund	Role	Employer	Positions Over Past Five Years
Timothy J. McCormack, CFA/2010	Portfolio Manager	Wellington	Senior Vice President and Equity Portfolio Manager
Shaun F. Pedersen/2004	Involved in portfolio management and securities analysis	Wellington	Vice President and Equity Portfolio Manager

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Investors Should Retain this Supplement for Future Reference